Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator International Developed Power Buffer ETF™ – December

(the “Fund”)

Supplement to the Fund’s Prospectus

Dated December 1, 2023

November 29, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on November 30, 2024. The Fund will commence a new Outcome Period that will begin on December 1, 2024 and end on November 30, 2025. An investment in the Fund over the course of the Outcome Period will be subject to the Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator International Developed Power Buffer ETF™ – December	IDEC	Gross: 18.33% Net: 17.48%*	The Fund seeks to provide investors with returns that match the price return of the iShares MSCI EAFE ETF, up to the upside cap of 18.33% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares MSCI EAFE ETF losses, over the period from December 1, 2024 to November 30, 2025.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: December 1, 2024 through November 30, 2025.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference